Exhibit 32

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005 (the "Report") of Handy Hardware Wholesale, Inc. ("Handy") as filed with the Securities and Exchange Commission on June 9, 2005, each of the undersigned, in his or her capacity as an officer of Handy, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of Handy.



Dated: June 9, 2005                   /s/ Don Jameson
                                      -----------------------------------------
                                      Don Jameson
                                      President
                                      Chief Executive Officer




Dated: June 9, 2005                   /s/ Tina S. Kirbie
                                      -----------------------------------------
                                      Tina S. Kirbie
                                      Executive Vice President
                                      Secretary and Treasurer
                                      Chief Financial Officer